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                                                                    EXHIBIT 10.6

                                AMENDMENT NO. 1

     This Amendment No. 1 dated as of May 12, 1998 ("Agreement") is between Vista Resources Partners, L.P., a Texas limited partnership ("Borrower"), and Union Bank of California, N.A. ("Bank").

                                  INTRODUCTION

     A. The Borrower and the Bank are parties to the Amended and Restated Credit Agreement dated as of August 15, 1997 ("Credit Agreement").

     B. The Borrower and the Bank wish to amend the borrowing base under the Credit Agreement and to make certain changes to the Credit Agreement.

     THEREFORE, the Borrower and the Bank hereby agree as follows:

     Section 1. Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

     Section 2. Amendments. The Credit Agreement shall, subject to the terms of this Agreement, be amended as follows:

     (a) Redetermination of Borrowing Base. The Bank hereby amends and increases the Borrowing Base to a level of $22,300,000 and such Borrowing Base shall remain in effect until the Borrowing Base redetermination made pursuant to Section 2.12 of the Credit Agreement in connection with the September 30, 1998 Evaluation Date (or until a reduction of the Borrowing Base is requested by the Borrower in accordance with Section 2.13 of the Credit Agreement).

     (b) Section 1.1. Section 1.1 of the Credit Agreement is amended by deleting the date "March 31, 1999" in the definition of "Commitment Period" and replacing it with the date "September 30, 1999".

     (c) Section 2.19. Clause (a) of Section 2.19 of the Credit Agreement is amended by adding the following new sentence at the end of such clause.

     No Letter of Credit shall have an expiration date after the last day of the Commitment Period.

     Section 3. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the partnership
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power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) the Liens under the Security Documents are valid and subsisting and secure the Borrower's obligations under the Credit Agreement as amended hereby, (c) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, (d) the representations and warranties of the Borrower contained in the Loan Documents are true and correct as of the date hereof, and (e) no Default has occurred and is continuing as of the date hereof.

     Section 4. Effectiveness. The Credit Agreement shall be amended as provided in this Agreement effective on the date first set forth above when:

     (a) the Borrower and the Bank shall have duly and validly executed originals of this Agreement and delivered them to the Bank;

     (b) the Borrower shall have delivered an "Omnibus Certificate" of the Secretary and of the Chairman of the Board or President of the General Partner, which shall contain the names and signatures of the officers of the General Partner authorized to execute this Agreement of behalf of the Borrower and which shall certify to the truth, correctness and completeness of the following exhibits attached hereto: (i) a copy of the resolutions duly adopted by the Board of Directors of the General Partner and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (ii) a copy of the charter documents of the General Partner and all amendments thereto (or a statement that such charter documents have not been amended since August 15, 1997), (iii) a copy of any bylaws of the General Partner (or a statement that such bylaws have not been amended since August 15, 1997), (iv) a copy of the limited partnership agreement of the Borrower and all amendments thereto (or a statement that there have been no amendments to such limited partnership agreement since August 15, 1997), (v) a copy of the Borrower's Certificate of Limited Partnership (or a statement that there have been no amendments to such Certificate of Limited Partnership since August 15, 1997), (vi) a copy of the charter documents of the Operator and all amendments thereto, certified by the appropriate official of the Operator's state of organization (or a statement that such charter documents have not been amended since August 15, 1997), and
(vii) a copy of any bylaws of the Operator (or a statement that such bylaws have not been amended since August 15, 1997); and

     (c) the Borrower shall have delivered to the Bank (i) certificates of the due formation, valid existence and good standing of the Borrower, the General Partner and the


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Operator in each such Person's state of organization, issued by the appropriate authorities of such jurisdiction and (ii) certificates of good standing and due qualification to do business for each such Person, issued by the appropriate officials in any states in which such Person owns property subject to the Security Documents.

     Section 5. Choice of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas (except that Tex. Rev. Civ. Stat. Ann. Art. 5069, Ch. 15, which regulates certain revolving credit loan accounts shall not apply to this Agreement).

     Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

     PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE CREDIT AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE CREDIT AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


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     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     EXECUTED as of May 12, 1998.

                                       BORROWER:

                                       VISTA RESOURCES PARTNERS, L.P.

                                       By: VISTA RESOURCES I, INC.,
                                             its General Partner



                                       By: /s/ C. Randall Hill
                                           -------------------------------------
                                           C. Randall Hill
                                           Chairman of the Board



                                       BANK:

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ Carl Stutzman
                                           -------------------------------------
                                           Carl Stutzman
                                           Senior Vice President and Manager



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